Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Nancy Boufeas, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 20-F of Aether Global Innovations Corp. for the year ended November 30, 2023 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Aether Global Innovations Corp.

Dated: November 4, 2024.

/s/ Nancy Boufeas
Nancy Boufeas

Interim Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

Aether Global Innovations Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Aether Global Innovations Corp. and will be retained by Aether Global Innovations Corp. and furnished to the Securities and Exchange Commission or its staff upon request.